SUPPLEMENT DATED SEPTEMBER 22, 2023
TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023
FOR PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for PSF Avantis Balanced Allocation Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Annual Fund Operating Expenses subsection is deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class P
Management Fee	0.20%	0.20%
Distribution (12b-1) and Service Fee	0.25%	0.00%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[2]	0.27%	0.27%
Total Annual Fund Operating Expenses	0.75%	0.50%
Less Fee Waiver[3]	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Fee Waiver Reimbursement	0.69%	0.44%

[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to waive 0.06% of its management fee through April 30, 2024. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Under the Examples subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class D	$70	$234	$411	$925
Class P	$45	$154	$274	$622

Form No. 15-53200-00